UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2008

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The Quantum Group, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	000-31727	20-0774748
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3420 Fairlane Farms Road, Suite C, Wellington, Florida, 33414

(Address of Principal Executive Office) (Zip Code)

(561) 798-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive

This Current Report on Form 8-K/A (the “Amended Filing”) of The Quantum Group, Inc. (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission (“SEC”) on January 20, 2009 in connection with a certain e-business Hosting Agreement. The Company is amending the Original 8-K to include disclosures pertaining to such agreement as Item 1.01 Form 8-K disclosures.

On December 2, 2008, the Company and International Business Machines Corporation (“IBM”) executed an e-business Hosting Agreement (the “Agreement”).  Under the terms of this Agreement, IBM, for the term of the Agreement, will provide hosting infrastructure, maintenance and related services to the Company, which would provide the Company’s customers with secure access to their medical records as they access them over the Internet. The term of the Agreement is 36 months, unless terminated in accordance with its own terms, including, without limitation, termination by either IBM or the Company for material breach of the Agreement.  In consideration for the hosting services provided under the Agreement, the Company will be required to pay monthly charges in the amount of $37,000 throughout the term of IBM’s engagement.  In addition, the Company will incur a one-time charge in the amount of approximately $81,000 in January 2009.  The Agreement also contains other terms and provisions that are customary for agreements of this nature. The foregoing descriptions of the terms and provisions of the Agreement do not purport to be complete and are qualified in their entirety by the copy of the Agreement which was attached as Exhibit 99.1 to the Original 8-K and which is incorporated herein by reference.

Section 8 – Other Events

Item 8.01

Other Events.

On January 15, 2009, the Company issued a press release, announcing the IBM e-business Hosting Agreement.  A copy of the press release was filed as Exhibit 99.2 to the Original 8-K and is incorporated by reference herein.

Item 9.01

Exhibits

Exhibit List	Description
10.1

e-business Hosting Agreement by and between The Quantum Group, Inc. and International Business Machines Corporation, (previously filed as Exhibit 99.1 in the Company’s Current Report on Form 8-K filed with the SEC on January 20, 2009 and is incorporated by reference herein).

99.1	Press release dated January 15, 2008 (previously filed as Exhibit 99.2 in the Company’s Current Report on Form 8-K filed with the SEC on January 20, 2009 and is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Quantum Group, Inc.

By:	/s/ DONALD B. COHEN
Donald B. Cohen Chief Financial Officer

Date:  January 22, 2009